Exhibit 10.21B

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Amendment”) is entered into as of March 4, 2016 (the “Effective Date”), between IMPINJ, INC., a Delaware corporation (“Tenant”) and T-C/SK 400 FAIRVIEW OWNER LLC, a Delaware limited liability company (“Landlord”). If the blank for the Effective Date is not completed, the Effective Date shall be the date on which Landlord’s signature is notarized.

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease dated as of December 10, 2014 (as previously amended by the First Amendment to Lease dated July 31, 2015, the “Lease”). Capitalized terms not defined herein shall have the meaning given in the Lease.

B. Landlord finalized its area calculations for the Building and the parties have agreed to memorialize the square footage, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties hereto agree as follows:

1. Square Footage. The Building has been remeasured by Landlord following completion and the Rentable Area of the Initial Premises is 52,304 square feet and the initial Tenant’s Share is 16.0%.

2. Additional Advance. Section 3 of the First Amendment to Lease is deleted in its entirety and replaced with the following:

The total amount of the Additional Advance pursuant to Section 3(h) of Exhibit C shall be Seven Hundred Eighty-four Thousand Five Hundred Sixty and 00/100 Dollars ($784,560.00). The Additional Advance shall be repaid in the form of additional Rent, with interest at the rate of 10% per annum pursuant to the amortization schedule attached as Exhibit A the “Additional TI Rent”). The Additional TI Rent shall be payable beginning on the Commencement Date monthly in advance together with the payment of Base Rent and shall be included in the definition of “Rent” for all purposes under the Lease. Tenant retains the right to prepay the Additional Advance at any time, as provided in Section 3(h) of Exhibit C of Lease. The amount of such prepayment shall be the amount set forth in the amortization schedule attached as Exhibit A.

3. Conflict. If there is any conflict between the terms, conditions and provisions of this Amendment and of the Lease, the terms, conditions and provisions of this Amendment shall prevail.

4. Authority. Each party represents and warrants that the person signing this Amendment on behalf of such party is authorized to execute and deliver this Amendment and that this Amendment will thereby become binding upon such party.

5. Miscellaneous. Except as expressly modified by this Amendment, all terms, covenants and provisions of the Lease shall remain unmodified and in full force and effect and are hereby expressly ratified and confirmed. This Amendment reflects the entire agreement of the parties with respect to amending the terms of the Lease and this Amendment supersedes all prior discussions and understandings regarding the amendment of the Lease. With respect to the subject matter hereof, neither party will be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

6. Representation. Tenant acknowledges that it has been represented, or has had sufficient opportunity to obtain representation of counsel with respect to this Amendment. Tenant represents to Landlord that Tenant has read and understood the terms hereof and the consequences of executing this Amendment and that, except as expressly set forth herein, no representations have been made to Tenant to induce the execution of this Amendment. Tenant further waives any right it may have to require the provisions of this Amendment to be construed against the party who drafted it.

7. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD	T-C/SK 400 FAIRVIEW OWNER LLC

	By:	SCD 400 FAIRVIEW MANAGER LLC
	Its:	agent

By /s/ Lisa Picard
Lisa Picard
Manager

TENANT	IMPINJ, INC.

	By	/s/ Evan Fein
	Name:	Evan Fein

	Title:	CFO

Landlord Notary

STATE OF WASHINGTON         )

                                                         ) ss.

COUNTY OF KING                      )

On this 28 day of March, 2016, before me, a Notary Public in and for the State of Washington, personally appeared Lisa Picard, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the Manager of SCD 400 Fairview Manager LLC, the agent for T-C/SK 400 FAIRVIEW OWNER LLC, to be the free and voluntary act and deed of said limited liability company for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Marlene Bailey NOTARY PUBLIC in and for the State of Washington, residing at Seattle WA My appointment expires 4/18/16 Print Name Marlene Bailey

Tenant Notary

STATE OF WASHINGTON                )

                                                                ) ss.

COUNTY OF KING                             )

On this 22 day of March, 2016, before me, a Notary Public in and for the State of Washington, personally appeared Evan Fein, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the CFO [title] of IMPINJ, INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

/s/ Stacy L Jones Notary Public in and for the State of Washington, residing at Seattle My appointment expires 3/17/18 Print Name Stacy L Jones

EXHIBIT A

AMORTIZATION SCHEDULE

$15.00	$/SF	10.00%	Interest
52,304	RSF	10	Term (years)

$784,560	Additional Allowance	120	Term (month)

	Estimated Dates	Principal	Monthly	Monthly Interest	Monthly Payment of Additional TI Rent	Balance	Annual	Year
1	Sep-15	784,560.00	0.83%	6,538.00	(10,368.02)	780,729.98
2	Oct-15	780,729.98	0.83%	6,506.08	(10,368.02)	776,868.05
3	Nov-15	776,868.05	0.83%	6,473.90	(10,368.02)	772,973.93
4	Dec-15	772,973.93	0.83%	6,441.45	(10,368.02)	769,047.36
5	Jan-16	769,047.36	0.83%	6,408.73	(10,368.02)	765,088.07
6	Feb-16	765,088.07	0.83%	6,375.73	(10,368.02)	761,095.79
7	Mar-16	761,095.79	0.83%	6,342.46	(10,368.02)	757,070.23
8	Apr-16	757,070.23	0.83%	6,308.92	(10,368.02)	753,011.13
9	May-16	753,011.13	0.83%	6,275.09	(10,368.02)	748,918.21
10	Jun-16	748,918.21	0.83%	6,240.99	(10,368.02)	744,791.17
11	Jul-16	744,791.17	0.83%	6,206.59	(10,368.02)	740,629.75
12	Aug-16	740,629.75	0.83%	6,171.91	(10,368.02)	736,433.65	(124,416.22)	1
13	Sep-16	736,433.65	0.83%	6,136.95	(10,368.02)	732,202.57
14	Oct-16	732,202.57	0.83%	6,101.69	(10,368.02)	727,936.24
15	Nov-16	727,936.24	0.83%	6,066.14	(10,368.02)	723,634.36
16	Dec-16	723,634.36	0.83%	6,030.29	(10,368.02)	719,296.63
17	Jan-17	719,296.63	0.83%	5,994.14	(10,368.02)	714,922.75
18	Feb-17	714,922.75	0.83%	5,957.69	(10,368.02)	710,512.42
19	Mar-17	710,512.42	0.83%	5,920.94	(10,368.02)	706,065.34
20	Apr-17	706,065.34	0.83%	5,883.88	(10,368.02)	701,581.20
21	May-17	701,581.20	0.83%	5,846.51	(10,368.02)	697,059.69
22	Jun-17	697,059.69	0.83%	5,808.83	(10,368.02)	692,500.50
23	Jul-17	692,500.50	0.83%	5,770.84	(10,368.02)	687,903.32
24	Aug-17	687,903.32	0.83%	5,732.53	(10,368.02)	683,267.83	(124,416.22)	2
25	Sep-17	683,267.83	0.83%	5,693.90	(10,368.02)	678,593.71
26	Oct-17	678,593.71	0.83%	5,654.95	(10,368.02)	673,880.64
27	Nov-17	673,880.64	0.83%	5,615.67	(10,368.02)	669,128.30
28	Dec-17	669,128.30	0.83%	5,576.07	(10,368.02)	664,336.35
29	Jan-18	664,336.35	0.83%	5,536.14	(10,368.02)	659,504.47
30	Feb-18	659,504.47	0.83%	5,495.87	(10,368.02)	654,632.32
31	Mar-18	654,632.32	0.83%	5,455.27	(10,368.02)	649,719.57
32	Apr-18	649,719.57	0.83%	5,414.33	(10,368.02)	644,765.88
33	May-18	644,765.88	0.83%	5,373.05	(10,368.02)	639,770.91
34	Jun-18	639,770.91	0.83%	5,331.42	(10,368.02)	634,734.32

	Estimated Dates	Principal	Monthly	Monthly Interest	Monthly Payment of Additional TI Rent	Balance	Annual	Year
35	Jul-18	634,734.32	0.83%	5,289.45	(10,368.02)	629,655.75
36	Aug-18	629,655.75	0.83%	5,247.13	(10,368.02)	624,534.86	(124,416.22)	3
37	Sep-18	624,534.86	0.83%	5,204.46	(10,368.02)	619,371.30
38	Oct-18	619,371.30	0.83%	5,161.43	(10,368.02)	614,164.71
39	Nov-18	614,164.71	0.83%	5,118.04	(10,368.02)	608,914.73
40	Dec-18	608,914.73	0.83%	5,074.29	(10,368.02)	603,621.00
41	Jan-19	603,621.00	0.83%	5,030.18	(10,368.02)	598,283.16
42	Feb-19	598,283.16	0.83%	4,985.69	(10,368.02)	592,900.84
43	Mar-19	592,900.84	0.83%	4,940.84	(10,368.02)	587,473.66
44	Apr-19	587,473.66	0.83%	4,895.61	(10,368.02)	582,001.25
45	May-19	582,001.25	0.83%	4,850.01	(10,368.02)	576,483.25
46	Jun-19	576,483.25	0.83%	4,804.03	(10,368.02)	570,919.26
47	Jul-19	570,919.26	0.83%	4,757.66	(10,368.02)	565,308.90
48	Aug-19	565,308.90	0.83%	4,710.91	(10,368.02)	559,651.79	(124,416.22)	4
49	Sep-19	559,651.79	0.83%	4,663.76	(10,368.02)	553,947.53
50	Oct-19	553,947.53	0.83%	4,616.23	(10,368.02)	548,195.74
51	Nov-19	548,195.74	0.83%	4,568.30	(10,368.02)	542,396.02
52	Dec-19	542,396.02	0.83%	4,519.97	(10,368.02)	536,547.97
53	Jan-20	536,547.97	0.83%	4,471.23	(10,368.02)	530,651.19
54	Mar-20	530,651.19	0.83%	4,422.09	(10,368.02)	524,705.26
55	Apr-20	524,705.26	0.83%	4,372.54	(10,368.02)	518,709.79
56	May-20	518,709.79	0.83%	4,322.58	(10,368.02)	512,664.35
57	Jun-20	512,664.35	0.83%	4,272.20	(10,368.02)	506,568.54
58	Jun-20	506,568.54	0.83%	4,221.40	(10,368.02)	500,421.92
59	Jul-20	500,421.92	0.83%	4,170.18	(10,368.02)	494,224.09
60	Aug-20	494,224.09	0.83%	4,118.53	(10,368.02)	487,974.60	(124,416.22)	5
61	Sep-20	487,974.60	0.83%	4,066.46	(10,368.02)	481,673.04
62	Oct-20	481,673.04	0.83%	4,013.94	(10,368.02)	475,318.96
63	Nov-20	475,318.96	0.83%	3,960.99	(10,368.02)	468,911.94
64	Dec-20	468,911.94	0.83%	3,907.60	(10,368.02)	462,451.52
65	Jan-21	462,451.52	0.83%	3,853.76	(10,368.02)	455,937.26
66	Feb-21	455,937.26	0.83%	3,799.48	(10,368.02)	449,368.72
67	Mar-21	449,368.72	0.83%	3,744.74	(10,368.02)	442,745.44
68	Apr-21	442,745.44	0.83%	3,689.55	(10,368.02)	436,066.97
69	May-21	436,066.97	0.83%	3,633.89	(10,368.02)	429,332.84
70	Jun-21	429,332.84	0.83%	3,577.77	(10,368.02)	422,542.60
71	Jul-21	422,542.60	0.83%	3,521.19	(10,368.02)	415,695.77
72	Aug-21	415,695.77	0.83%	3,464.13	(10,368.02)	408,791.88	(124,416.22)	6
73	Sep-21	408,791.88	0.83%	3,406.60	(10,368.02)	401,830.46
74	Oct-21	401,830.46	0.83%	3,348.59	(10,368.02)	394,811.03
75	Nov-21	394,811.03	0.83%	3,290.09	(10,368.02)	387,733.11
76	Dec-21	387,733.11	0.83%	3,231.11	(10,368.02)	380,596.20
77	Jan-22	380,596.20	0.83%	3,171.63	(10,368.02)	373,399.81
78	Feb-22	373,399.81	0.83%	3,111.67	(10,368.02)	366,143.46
79	Mar-22	366,143.46	0.83%	3,051.20	(10,368.02)	358,826.64

	Estimated Dates	Principal	Monthly	Monthly Interest	Monthly Payment of Additional TI Rent	Balance	Annual	Year
80	Apr-22	358,826.64	0.83%	2,990.22	(10,368.02)	351,448.84
81	May-22	351,448.84	0.83%	2,928.74	(10,368.02)	344,009.56
82	Jun-22	344,009.56	0.83%	2,866.75	(10,368.02)	336,508.29
83	Jul-22	336,508.29	0.83%	2,804.24	(10,368.02)	328,944.51
84	Aug-22	328,944.51	0.83%	2,741.20	(10,368.02)	321,317.69	(124,416.22)	7
85	Sep-22	321,317.69	0.83%	2,677.65	(10,368.02)	313,627.32
86	Oct-22	313,627.32	0.83%	2,613.56	(10,368.02)	305,872.87
87	Nov-22	305,872.87	0.83%	2,548.94	(10,368.02)	298,053.79
88	Dec-22	298,053.79	0.83%	2,483.78	(10,368.02)	290,169.55
89	Jan-23	290,169.55	0.83%	2,418.08	(10,368.02)	282,219.61
90	Feb-23	282,219.61	0.83%	2,351.83	(10,368.02)	274,203.43
91	Mar-23	274,203.43	0.83%	2,285.03	(10,368.02)	266,120.44
92	Apr-23	266,120.44	0.83%	2,217.67	(10,368.02)	257,970.09
93	May-23	257,970.09	0.83%	2,149.75	(10,368.02)	249,751.82
94	Jun-23	249,751.82	0.83%	2,081.27	(10,368.02)	241,465.07
95	Jul-23	241,465.07	0.83%	2,012.21	(10,368.02)	233,109.26
96	Aug-23	233,109.26	0.83%	1,942.58	(10,368.02)	224,683.82	(124,416.22)	8
97	Sep-23	224,683.82	0.83%	1,872.37	(10,368.02)	216,188.16
98	Oct-23	216,188.16	0.83%	1,801.57	(10,368.02)	207,621.71
99	Nov-23	207,621.71	0.83%	1,730.18	(10,368.02)	198,983.88
100	Dec-23	198,983.88	0.83%	1,658.20	(10,368.02)	190,274.06
101	Jan-24	190,274.06	0.83%	1,585.62	(10,368.02)	181,491.66
102	Feb-24	181,491.66	0.83%	1,512.43	(10,368.02)	172,636.07
103	Mar-24	172,636.07	0.83%	1,438.63	(10,368.02)	163,706.68
104	Apr-24	163,706.68	0.83%	1,364.22	(10,368.02)	154,702.89
105	May-24	154,702.89	0.83%	1,289.19	(10,368.02)	145,624.06
106	Jun-24	145,624.06	0.83%	1,213.53	(10,368.02)	136,469.58
107	Jul-24	136,469.58	0.83%	1,137.25	(10,368.02)	127,238.81
108	Aug-24	127,238.81	0.83%	1,060.32	(10,368.02)	117,931.11	(124,416.22)	9
109	Sep-24	117,931.11	0.83%	982.76	(10,368.02)	108,545.85
110	Oct-24	108,545.85	0.83%	904.55	(10,368.02)	99,082.38
111	Nov-24	99,082.38	0.83%	825.69	(10,368.02)	89,540.05
112	Dec-24	89,540.05	0.83%	746.17	(10,368.02)	79,918.20
113	Jan-25	79,918.20	0.83%	665.98	(10,368.02)	70,216.17
114	Feb-25	70,216.17	0.83%	585.13	(10,368.02)	60,433.28
115	Mar-25	60,433.28	0.83%	503.61	(10,368.02)	50,568.88
116	Apr-25	50,568.88	0.83%	421.41	(10,368.02)	40,622.26
117	May-25	40,622.26	0.83%	338.52	(10,368.02)	30,592.76
118	Jun-25	30,592.76	0.83%	254.94	(10,368.02)	20,479.69
119	Jul-25	20,479.69	0.83%	170.66	(10,368.02)	10,282.33
120	Aug-25	10,282.33	0.83%	85.69	(10,368.02)	0.00	(124,416.22)	10